UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2018

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive, Ball Ground, Georgia		30107
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Senior Secured Credit Facility

On October 26, 2018, Chart Industries, Inc. (the “Company”) and two of its subsidiaries, Chart Industries Luxembourg S.à r.l. and Chart Asia Investment Company Limited (the “Foreign Borrowers”) (the Company and the Foreign Borrowers, collectively the “Borrowers”) entered into an Amendment No. 1 to Third Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and several other financial institutions party thereto (the “Credit Facility Amendment”), which amended that certain Third Amended and Restated Credit Agreement, dated as of November 3, 2017 (the “Existing Credit Facility” and, together with the Credit Facility Amendment, the “Amended Credit Facility”), by and among the Borrowers, the Administrative Agent and several other financial institutions party thereto.

The Credit Facility Amendment amends the Existing Credit Facility to, among other things, (i) increase the senior secured multicurrency revolving credit facility provided thereunder from $450 million to $550 million, (ii) permit the disposition by the Company (or one or more of its subsidiaries) of its oxygen-related products business, all as more specifically described in the Company’s Current Report on Form 8-K dated September 28, 2018 and filed with the SEC on October 1, 2018, (iii) permit the acquisition by the Company (or one or more of its subsidiaries) of VRV s.p.a., all as more specifically described in the Company’s Current Report on Form 8-K dated September 26, 2018 and filed with the SEC on September 27, 2018, and (iv) increase the maximum leverage ratio (defined as the ratio of consolidated total indebtedness (less cash, cash equivalents and short term investments in excess of $20 million) to consolidated EBITDA for the four most recent fiscal quarters) to no greater than 4.50 to 1.0 for the fiscal quarter ending on December 31, 2018, with such required ratio stepping down over five quarters until it reaches 3.50 to 1.0 for each period ending on or after March 31, 2020.

The foregoing description of the Credit Facility Amendment is not complete and is qualified in its entirety by reference to the Credit Facility Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Amendment No. 1 to Senior Secured Credit Facility” is incorporated by reference into this Item 2.03.

The Company anticipates that it will use some combination of cash on hand and availability under the Amended Credit Facility to fund the VRV s.p.a. acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

10.1	Amendment No. 1, dated October 26, 2018, to Third Amended and Restated Credit Agreement, dated November 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
(Registrant)

Date October 26, 2018

/s/ Jillian C. Evanko
Jillian C. Evanko Chief Executive Officer, President and Chief Financial Officer